Supplement to the Prospectus and Statement of Additional Information

dated November 28, 2018

Delivery of Shareholder Reports

The following disclosure is added to the cover page of the Funds’ Prospectus:

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Green Century Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Green Century or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Green Century Funds electronically by contacting your financial intermediary or, if you invest directly with the Funds, by contacting Shareholder Services at 1-800-221-5519 or by visiting https://www.greencentury.com/access-my-account/.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Funds, you can inform Green Century that you wish to continue receiving paper copies of your shareholder reports by contacting Green Century at 1-800-221-5519 or via email at info@greencentury.com. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all accounts held in the Green Century Funds.

Green Century Balanced Fund Portfolio Management

Effective June 30, 2019 (effective date), Stephanie Leighton, CFA, will no longer serve as Portfolio Manager of the Fund. Accordingly, as of the effective date, all references to Ms. Leighton will be removed from the prospectus. Following the effective date, Cheryl Smith, Ph.D., CFA, Matthew Patsky, CFA and Paul Hilton, CFA, will continue to serve as Portfolio Managers of the Fund and will be jointly responsible for the day-to-day management of the Fund.